Exhibit 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

Dated February 23, 2011

By and Among

STRATEGIC HOTEL FUNDING, L.L.C.,

as Borrower,

VARIOUS FINANCIAL INSTITUTIONS,

as Lenders,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 23, 2011 (this “Fourth Amendment”), by and among STRATEGIC HOTEL FUNDING, L.L.C., a Delaware limited liability company (“Borrower”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as the administrative agent (in such capacity, “Administrative Agent”), and the various financial institutions as are or may become parties hereto (together with DBTCA, collectively “Lenders” and individually, a “Lender”).

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement, dated as of March 9, 2007, as amended by (i) that certain First Amendment to Credit Agreement, dated as of March 27, 2007, (ii) that certain Second Amendment to Credit Agreement, dated as of April 18, 2007 and (iii) that certain Third Amendment to Credit Agreement, dated as of February 25, 2009 (the “Original Agreement”), pursuant to which Lenders made available to Borrower the credit facility provided for therein in the amount of FOUR HUNDRED MILLION DOLLARS ($400,000,000); and

WHEREAS, Borrower, Administrative Agent and Lenders have agreed to amend the Original Agreement to, among other things, reduce the credit facility provided thereunder to the amount of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) effective from and after the date hereof.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

I.     AMENDMENTS TO THE AGREEMENT

Section 1.1    Definitions Amended.

1.1.1    The definition of “Advance Rate” is hereby deleted and the following is hereby inserted in lieu thereof:

““Advance Rate” means fifty-five percent (55%).”.

1.1.2    The definition of “Aggregate Commitment” is hereby deleted and the following is hereby inserted in lieu thereof:

““Aggregate Commitment” means, as of any date, the aggregate of the then-current Commitments of all Lenders, which is, as of the Fourth Amendment Closing Date an amount equal to THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000), and shall not exceed such amount. The Lenders’ Percentages are set forth on Annex I to the Fourth Amendment”.

1.1.3    The definition of “Available Commitment” is hereby deleted and the following is hereby inserted in lieu thereof:

““Available Commitment” means, as of any date, the lesser of (i) the product of (x) the Advance Rate times (y) the aggregate Appraised Value of all Borrowing Base Properties, less the Deemed Net Termination Value as of such date, and (ii) an amount which, if it were the Aggregate Outstanding Balance, would produce a Pro Forma Borrowing Base Coverage Ratio of 1.20:1.0.”.

1.1.4    The definition of “Facility” is hereby deleted and the following is hereby inserted in lieu thereof:

““Facility” means the $350,000,000 revolving credit facility evidenced by this Agreement, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time and in effect on such date.”.

1.1.5    Section 1.1 of the Original Agreement is hereby amended to insert the following definitions after the definition of “Four Seasons Washington D.C.” therein:

““Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of February 23, 2011, by and among Borrower, Administrative Agent, and the Lenders.

“Fourth Amendment Closing Date” means the date of the Fourth Amendment.”.

1.1.6    The definition of “Pro Forma Interest Expense” is hereby deleted and the following is hereby inserted in lieu thereof:

““Pro Forma Interest Expense” means, as of any date of determination, the interest expense that would be payable under the Facility for a twelve (12) month period, assuming: (1) an interest rate equal to the greater of (i) the lesser of (x) the sum of the Base Rate plus the Applicable Margin and (y) the sum of the LIBO Rate plus the Applicable Margin, each as of such date of determination and (ii) 7.0%; and (2) an outstanding principal balance equal to the Aggregate Outstanding Balance as of such date of determination, after giving effect to the requested Borrowing/Letter of Credit.”.

1.1.7    The definitions of “Reaffirmation of D.C. Loan Pledge,” “Reaffirmation of Guarantor Pledge Agreement,” “Reaffirmation of Guaranty,” “Reaffirmation of Subsidiary Guaranty,” “Reaffirmation of Subsidiary Pledge Agreement,” are each hereby deleted and the following definitions are hereby inserted in lieu thereof:

““Reaffirmation of D.C. Loan Pledge” means that certain Reaffirmation of Pledge and Security Agreement, dated as of the Fourth Amendment Closing Date, by Borrower in favor of Administrative Agent on behalf of the Lenders.

“Reaffirmation of Guarantor Pledge Agreement” means that certain Reaffirmation of Guarantor Pledge Agreement, dated as of the Fourth Amendment Closing Date, by Guarantor in favor of Administrative Agent on behalf of the Lenders.

“Reaffirmation of Guaranty” means that certain Reaffirmation of Guaranty, dated as of the Fourth Amendment Closing Date, by Guarantor in favor of Administrative Agent on behalf of the Lenders.

“Reaffirmation of Subsidiary Guaranty” means that certain Reaffirmation of Subsidiary Guaranty, dated as of the Fourth Amendment Closing Date, by each Subsidiary Guarantor in favor of Administrative Agent on behalf of the Lenders.

“Reaffirmation of Subsidiary Pledge Agreement” means that certain Reaffirmation of Subsidiary Pledge Agreement, dated as of the Fourth Amendment Closing Date, by each Subsidiary party to the Pledge Agreement in favor of Administrative Agent on behalf of the Lenders.”.

1.1.8    The definition of “Revolving Loan Commitment Amount” is hereby deleted and the following is hereby inserted in lieu thereof:

““Revolving Loan Commitment Amount” means THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000), as such amount may be reduced from time to time pursuant to Section 2.2.”.

Section 1.2    Article VII Amendments.

1.2.1    Section 7.2.4(b) of the Original Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

“Borrower will not permit the Total Leverage Ratio to be greater than .70 to 1.0.”

II.    AMENDMENTS TO OTHER LOAN DOCUMENTS

Section 2.1    Omnibus Amendment to All Loan Documents.

2.1.1    As of the date hereof, each reference to the defined terms that have been modified pursuant to this Fourth Amendment shall be deemed to be a reference to such defined term as so modified.

III.    CONDITIONS TO EFFECTIVENESS OF THIS FOURTH AMENDMENT

Section 3.1    Conditions Precedent to this Fourth Amendment.    The obligations of Lenders to make any Loans and the obligations of the Issuer to issue any Letter of Credit shall be subject to the prior or concurrent satisfaction or waiver (which shall be waived if Administrative Agent executes and delivers this Fourth Amendment without requiring satisfaction at such time, subject to any post-closing conditions agreement) of each of the conditions precedent set forth in this Section 3.1 on or before the Fourth Amendment Closing Date.

3.1.1    Execution of Fourth Amendment.    On or prior to the Fourth Amendment Closing Date, there shall have been delivered to Administrative Agent for the account of each Lender duly executed copies of this Fourth Amendment.

3.1.2    Reaffirmation of Guaranty.    The Guarantor shall have duly authorized, executed and delivered to Administrative Agent the Reaffirmation of Guaranty.

3.1.3    Reaffirmation of Subsidiary Guaranty.    The Subsidiary Guarantors shall have duly authorized, executed and delivered to Administrative Agent the Reaffirmation of Subsidiary Guaranty.

3.1.4    Reaffirmation of Guarantor Pledge Agreement.    The Guarantor shall have duly authorized, executed and delivered to Administrative Agent the Reaffirmation of Guarantor Pledge Agreement.

3.1.5    Reaffirmation of Subsidiary Pledge Agreement.    The Subsidiary Guarantors shall have duly authorized, executed and delivered to Administrative Agent the Reaffirmation of Subsidiary Pledge Agreement.

3.1.6    Amendment Fee.    On or prior to the Fourth Amendment Closing Date, Borrower shall have paid to Administrative Agent, for the account of each Lender signing this Fourth Amendment, an amount equal to 0.05% of such Lenders’ Percentage of the aggregate Revolving Loan Commitment Amount.

3.1.7    Costs and Expenses.    On or prior to the Fourth Amendment Closing Date, Borrower shall have paid to Administrative Agent, for the account of each Lender incurring costs an expenses in connection with the Fourth Amendment, an amount equal to all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Lenders in connection with the Fourth Amendment.

IV.    REPRESENTATIONS AND WARRANTIES

Section 4.1    Borrower Representations and Warranties.    As of the Fourth Amendment Closing Date, Borrower represents and warrants unto Administrative Agent, the Issuer and each Lender:

4.1.1    Original Agreement.    Each of the representations and warranties made by Borrower in the Original Agreement and in the other Loan Documents is true and correct in all material respects as if made as of the Fourth Amendment Closing Date (unless stated to relate to an earlier date in which case such representations and warranties shall be true in all material respects as of such earlier date).

4.1.2    Enforceability.    The Loan Documents are not subject to any existing right of rescission, set-off, counterclaim or defense by Borrower, including, without limitation, the defense of usury, nor would the operation of any of the terms of the Loan Documents, or the exercise of any right thereunder, render the Loan Documents unenforceable (subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law)), and Borrower has not asserted any right of rescission, set-off, counterclaim or defense with respect thereto.

V.    RELEASE OF ADMINISTRATIVE AGENT AND THE LENDERS

Section 5.1    Borrower, on its own behalf and on behalf of all Subsidiaries, and Guarantor (the “Releasing Parties”), hereby each release, remise, acquit and forever discharge each of Administrative Agent and the Lenders, and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiaries, parents and affiliates (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, including legal fees, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of this Fourth Amendment that, in any way directly or indirectly, arise out of or in any way are connected to or related to the Original Agreement, the Facility or the Loan Documents, including but not limited to, claims relating to any settlement negotiations (all of the foregoing hereinafter called the “Released Matters”). Each of the Released Parties acknowledges that the agreements in this Article V are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each of the Releasing Parties hereby represents and warrants to Released Parties that it has not purported to transfer, assign or otherwise convey any of its right, title or interest in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

VI.    MISCELLANEOUS PROVISIONS

Section 6.1    Amended and Restated Revolving Notes.    Promptly after the Fourth Amendment Closing Date, Borrower shall deliver to Administrative Agent for the account of each Lender duly executed copies of the Amended and Restated Revolving Notes.

Section 6.2    Defined Terms.    Except with respect to terms that are defined in this Fourth Amendment or terms used in the Original Agreement that are redefined in this Fourth Amendment, capitalized terms used in this Fourth Amendment shall have the meaning given such terms in the Original Agreement.

Section 6.3    Use of Defined Terms.    All references in this Fourth Amendment or in the Loan Documents to the “Loan Documents”, the “Credit Agreement” or the “Original Agreement” shall be deemed to mean the Loan Documents and the Original Agreement as hereby modified.

Section 6.4    Counterparts.    This Fourth Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. This Fourth Amendment may be executed by facsimile transmission or by transmission of such signatures via a pdf file; any signatures to this Fourth Amendment transmitted by either such method shall be deemed delivery of original signatures to this Fourth Amendment. This Fourth Amendment shall become effective when counterparts hereof executed on behalf of the Borrower, the Administrative Agent and each of the Lenders (or notice thereof satisfactory to the Administrative Agent) shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to the Borrower and each Lender.

Section 6.5    Successors and Assigns Bound.    This Fourth Amendment shall be binding upon and inure to the benefit of the parties and their respective legal representatives, permitted successors and permitted assigns.

Section 6.6    Governing Law.

6.6.1    THIS FOURTH AMENDMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT AND THE NOTE, AND THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

6.6.2    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS AMENDMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

CORPORATION SERVICE COMPANY

80 STATE STREET

ALBANY, NEW YORK 12207-2543

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

6.6.3    THE FIRST LIEN MORTGAGES SHALL BE GOVERNED BY THE LAWS OF THE APPLICABLE JURISDICTION IN WHICH THE BORROWING BASE PROPERTIES ARE LOCATED.

6.6.4    Further Modifications.    No modification, amendment, extension, discharge, termination or waiver of any provision of this Fourth Amendment or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such modification, amendment, extension, discharge, termination, waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

6.6.5    Ratification.    As amended by this Fourth Amendment, all terms, covenants and provisions of the Original Agreement, the Pledge Agreement, the Guarantor Pledge Agreement, the Guaranty and the Subsidiary Guaranty, and each of the other Loan Documents, are ratified and confirmed and shall be and remain in full force and effect as first written.

6.6.6    Severability.    In case any provision of this Fourth Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.6.7    Entire Agreement.    This Fourth Amendment, the Original Agreement and the other Loan Documents contain the entire agreement of the parties hereto in respect of the transactions contemplated hereby, and all prior communications or agreements among or between such parties, whether oral or written, with respect to the subject matter hereof, are superseded by the terms of this Fourth Amendment, the Original Agreement and the other Loan Documents.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER: STRATEGIC HOTEL FUNDING, L.L.C. a Delaware limited liability company

By:	/s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Title: Vice President, Corporate Finance

Address:	200 West Madison Street
Suite 1700
Chicago, Illinois 60606

Telephone No.: (312) 658-5000
Facsimile No.: (312) 658-5799
Attention: General Counsel

With a copy to:

Strategic Hotel Funding, L.L.C.
200 West Madison Street
Suite 1700
Chicago, Illinois 60606

Telephone No.: (312) 658-5000
Facsimile No.: (312) 658-5799
Attention: Treasurer

SOLELY FOR THE PURPOSE OF ACKNOWLEDGING AND AGREEING TO SECTION 5.1 HEREOF:

STRATEGIC HOTELS & RESORTS, INC., a Maryland corporation

By:	/s/ Jonathan P. Stanner
	Name:	Jonathan P. Stanner
	Title:	Vice President, Corporate Finance

DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation

By:	/s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

By:	/s/ J.T. Johnston Coe
Name: J. T. Johnston Coe
Title: Managing Director

Address:	60 Wall Street
New York, New York 10005

Telephone No.: (212) 250-3352
Facsimile No.: (212) 797-4496
Attention: James Rolison

With a copy to:

Deutsche Bank Securities Inc.
Crescent Court
Suite 550
Dallas, Texas 75201

Telephone No.: (214) 740-7900
Facsimile No.: (214) 740-7910
Attention: Linda Davis

CITICORP NORTH AMERICA, INC.

By:	/s/ John Rowland
Name: John Rowland
Title: Director

Address:	388 Greenwich Street
New York, NY 10013

Telephone No.: (212) 816-4947
Facsimile No.: (866) 838-9234
Attention: John Rowland

BANK OF AMERICA, N.A.

By:	/s/ Steven P. Renwick
Name: Steven P. Renwick
Title: Senior Vice President

Address:	901 Main Street, 64th Floor
Dallas, Texas 75202

Telephone No.: 214-209-1867
Facsimile No.: 214-209-0085
Attention: Steven Renwick

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc E. Constantino
Name: Marc E. Costantino
Title: Executive Director

Address:	383 Madison Avenue
40th Floor
New York, New York 10179

Telephone No.: 212-622-8167
Facsimile No.: 212-270-2157
Attention: Marc E. Costantino

WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wachovia Bank, National Association)

By:	/s/ Anand J. Jobanputra
Name: Anand J. Jobanputra
Title: Vice President

Address:	301 S. College Street, 4th Floor
MAC D1053-04P
Charlotte, NC 28202-6000

Telephone No.: (704) 383-4013
Facsimile No.: (704) 383-2544
Attention: Anand J. Jobanputra

CREDIT SUISSE, Cayman Islands Branch

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Director

By:	/s/ Rahul Parmar
Name: Rahul Parmar
Title: Associate

Address:	Eleven Madison Avenue
New York, New York 10005

Facsimile No.: (212) 743-2005
Telephone No.: (212) 325-0703
Attention: Alex Verdon

RAYMOND JAMES BANK, FSB

By:	/s/ Thomas G Scott
Name: Thomas G Scott
Title: Senior Vice President

Address:	710 Carillon Parkway
PO Box 11628
St. Petersburg, FL 33733

Telephone No.: 727-567-4196
Facsimile No.: 727-567-8830
Attention: Thomas G Scott

E. SUN COMMERCIAL BANK LTD., LOS ANGELES BRANCH

By:	/s/ Edward Chen
Name: Edward Chen
Title: VP & GM

Address:	17700 Castleton St., Suite 500
City of Industry, CA 91748

Telephone No.: 626-810-2400
Facsimile No.: 626-839-4201
Attention: Meg Chua

AAREAL CAPITAL CORPORATION

By:	/s/ Terrence P. Sweeney
Name: Terrence P. Sweeney
Title: General Counsel

By:	/s/ Pamela L. Gheysen
Name: Pamela L. Gheysen
Title: Managing Director

Address:	250 Park Avenue
Suite 820
New York, New York, 10017

Telephone No.: 646-205-4503
Facsimile No.: 917-322-0290
Attention: Juan Vives

HUA NAN COMMERCIAL BANK, LOS ANGELES BRANCH

By:	/s/ Oliver C.H. Hsu
Name: Oliver C.H. Hsu
Title: VP & General Manager

Address:	707 Wilshire Blvd., #3100
Los Angeles, CA 90017

Telephone No.: (213) 362-6666 ext.233
Facsimile No.: (213) 362-6617
Attention: Howard Hung/ Senior Manager

ROYAL BANK OF CANADA

By:	/s/ Dan LePage
Name: Dan LePage
Title: Authorized Signatory

Address:	One Liberty Plaza, 4th Floor
165 Broadway
New York, NY 10006-1404

Telephone No.: (212) 428-6459
Facsimile No.: (212) 428-6605
Attention: Dan LePage

FIRST COMMERCIAL BANK NEW YORK AGENCY

By:	/s/ Jason Lee
Name: Jason Lee
Title: VP & General Manager

Address:	750 Third Avenue, 34th Floor
New York, New York 10017

Telephone No.: 212-599-6868
Facsimile No.: 212-599-6133
Attention: Jason Lee

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH

By:	/s/ Kenneth A. Pettis
Name: Kenneth A. Pettis
Title: Senior Vice President

By:	/s/ Kitty Sin
Name: Kitty Sin
Title: Senior Vice President

Address:	202 Canal Street
New York, New York 10013

Telephone No.: 212-238-8393
Facsimile No.: 212-219-3211
Attention: Kenneth Pettis

ANNEX I

Lenders’ Percentages

Lender	Percentage Commitment	Commitment Amount
Deutsche Bank Trust Company Americas, a New York Banking Corporation	9.50%	$33,250,000.00
Bank of America, N.A.	14.00%	$49,000,000.00
Citicorp North America, Inc.	9.50%	$33,250,000.00
Wells Fargo Bank, National Association	7.00%	$24,500,000.00
JPMorgan Chase Bank, N.A.	7.00%	$24,500,000.00
MetLife Insurance Company of Connecticut, a Connecticut Banking Corporation	7.00%	$24,500,000.00
Norddeutsche Landesbank Girozentrale, New York Branch	6.00%	$21,000,000.00
Eurohypo AG, New York Branch	6.00%	$21,000,000.00
Europe Arab Bank PLC	6.00%	$21,000,000.00
Sumitomo Mitsui Banking Corporation	5.00%	$17,500,000.00
Aareal Capital Corporation	3.00%	$10,500,000.00
Credit Suisse, Cayman Islands Branch	3.00%	$10,500,000.00
Royal Bank of Canada	3.00%	$10,500,000.00
Barclays Capital Real Estate, Inc.	3.00%	$10,500,000.00
Raymond James Bank, FSB	2.00%	$7,000,000.00
Mega International Commercial Bank Co., LTD., New York Branch	2.00%	$7,000,000.00
Bank of East Asia, Limited, New York Branch	1.40%	$4,900,000.00
E. Sun Commercial Bank LTD., Los Angeles Branch	1.40%	$4,900,000.00
First Commercial Bank New York Agency	1.40%	$4,900,000.00
Hua Nan Commercial Bank, Los Angeles Branch	1.40%	$4,900,000.00
Tapei Fubon Commercial Bank Co., LTD	1.40%	$4,900,000.00
TOTAL	100%	$350,000,000.00